SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: September 5, 2001
              Amending the Report on Form 8-K filed April 13, 2001
                      for the period ending March 31, 2001


                    DONINI, INC. (formerly PRS Sub VI, Inc.)
             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)


                                     0-32133
                            (Commission File Number)


                                   22-3768426
                      (IRS Employer Identification Number)


                        4555 boul des Grantes Praires #30
                   St.-Leonard, Montreal, Quebec Canada H1R1A5
               (Address of Principal Executive offices) (Zip Code)


                                 (514) 327-6006
                         (Registrant's Telephone Number
                              Including Area Code)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 31, 2001, the Board of Directors of the Registrant resolved to change accountants, which decision was based on the fact that the Company's present accountants KPMG were familiar with and had audited the Registrant's operating subsidiary Pizza Donini Inc., has offices in Montreal, Canada where the Registrant's main operations are located and, as a result is, in the opinion of the Board, in a better position to serve the needs of the Registrant.

During the Registrant's two most recent fiscal years and all interim periods there were no adjustments that were required to be made nor was there any adverse opinion, disclaimer of opinion, or any disagreements with the Registrant's former accountant Samuel Klein and Company on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures.

Samuel Klein and Company performed no services for the Registrant subsequent to the audit for the year ending December 31, 2000. There were no disagreements with Samuel Klein and Company on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures during any interim period.
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ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS.
Not applicable.

ITEM 7.  EXHIBITS.

Exhibit A.  Letter from Samuel Klein and Company to the Securities and Exchange
            Commission dated October 2, 2001.

ITEM 8.  CHANGE IN FISCAL YEAR.
Not applicable.

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Signature

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Donini, Inc.



October 3, 2001           By: /s/ Peter Deros
                              ------------------------------
                              President and Chief
                              Executive Officer

                                       3
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
                                                                       EXHIBIT A



                                 October 2, 2001




Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549


                      Re: Donini Inc.


Gentlemen:

We have read the statements contained in the 8-K/A of Donini, Inc. filed on or about October 2, 2001 and we agree with the statements made therein.


                                          Very truly yours,




                                          /s/ SAMUEL KLEIN AND COMPANY
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                                          SAMUEL KLEIN AND COMPANY